Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert S. Merritt, Senior Vice President and Chief Financial Officer of Outback Steakhouse, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 (the “Report”) which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and Chief Financial Officer